Exhibit 99.4

                                     FORM OF

                             WESTERN RESOURCES, INC.

                           Certificate of Designations
                        for a Series of Preference Stock

                designated as "7.5% Convertible Preference Stock"
                              (this "Certificate")

                  Pursuant to Section 17-6401(g) of the General
                     Corporation Code of the State of Kansas

     Western Resources, Inc., a corporation of the State of Kansas (formerly named "The Kansas Power and Light Company") (hereinafter called the "Corporation"), by the President and Chief Executive Officer, an officer authorized to exercise the duties ordinarily exercised by a Vice President, and an Assistant Secretary, DOES HEREBY CERTIFY that the Board of Directors of the Corporation, at a meeting duly convened and held on November 8, 2000, at which a quorum was present and acting throughout, duly and unanimously adopted the following resolutions authorizing the issuance of a series of the Corporation's Preference Stock, and fixing the designations, preferences and relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof other than those which would apply to all series of Preference Stock of the Corporation as follows:

          BE IT RESOLVED, that a new series of the Preference Stock, without par value, of the Corporation be, and it hereby is, established;

          FURTHER RESOLVED, that the following be, and it hereby is, a statement of the designation and the powers, preferences and rights, and the qualifications, limitations and restrictions, of such series, subject to the provisions set forth in the Restated Articles of Incorporation of the Corporation, as heretofore amended (the "Articles") (capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Articles; certain other terms used herein are defined in
     Section 9 of this Certificate):

          1. Designation. The Preference Stock created and authorized hereby shall be designated as the "7.5% Convertible Preference Stock" (the "7.5% Series"). The number of shares constituting the 7.5% Series shall be
     4,000,000 and no more. The 7.5% Series comprises all of the 4,000,000 shares of Preference Stock that the Corporation is authorized to issue pursuant to the Articles.

          2. Dividends. The rate per annum of dividends on the 7.5% Series shall be $7.50 per share and dividends thereon shall be cumulative from and including the date of issuance. January 1, 2001 shall be the first dividend payment date for shares issued before that date, and dividends shall be payable thereafter on the first day of January, April, July and October of each year. For any period during which any share of such series is outstanding less or more than a full quarterly dividend period, the dividends payable shall be computed on the basis of twelve 30-day months and the actual number of days elapsed in the period for which the dividends are payable.

          3. Optional Redemption(a). (a) The shares of the 7.5% Series shall not be redeemable prior to the earlier to occur of (i) the fourth anniversary of the Lobos Merger Effective Time and (ii) the fourth anniversary of termination of the Lobos Merger Agreement, and on or after such date such shares shall be redeemable in whole or in part at the option of the Corporation, subject to the terms, provisions and effect as generally provided for redemption of shares of the Corporation's Preference Stock in the Articles, at the Liquidation Preference, plus, in each case, an amount equal to the accrued but unpaid dividends on said shares to the date of redemption; provided, however, that no redemption shall be made if any dividends payable on the 7.5% Series are in arrears, unless all shares of the 7.5% Series are redeemed. In the case of an optional redemption of less than all of the shares of the 7.5% Series at the time outstanding, the Corporation shall select by lot the shares so to be redeemed.

          (b) No sinking fund or redemption, purchase or similar account or fund will be provided for shares of the 7.5% Series.

          4. Liquidation, Dissolution or Winding Up. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 7.5% Series shall be entitled to receive from any assets and funds of the Corporation remaining after payment of the debts and other liabilities of the Corporation and after payment to the holders of Preferred Stock of the preferential amount or amounts to which such holders are entitled thereon) for each share an amount equal to the Liquidation Preference, plus as to each share, an amount equal to the accrued but unpaid dividends thereon to the dates of distribution.

          5. Voting Rights. Subject to the special voting rights provided to holders of the Corporation's Preferred Stock and the special rights stated below as provided to holders of the Corporation's Preference Stock, as stated in replacement Paragraph 1 of Section D of Article IV of the Articles (set forth in the Certificate of Amendment to the Restated Articles dated and filed May 12, 1998) each holder of shares of the 7.5% Series shall have one vote for each share held by such holder for the election of directors and upon all other matters requiring stockholder action; provided, however, that whenever, as provided in or pursuant to the Articles, the Preference Stockholders are entitled to vote separately as a class for the election of certain directors, each holder of shares of the 7.5% Series shall be entitled to vote such shares only for the directors to be elected by the holders of the Preference Stock.

          As stated in Subdivision (a) of Paragraph 5 of Section D of Article IV of the Articles (said Article IV being the former Article VI which article was renumbered as specified in the Certificate of Amendment to Restated Articles dated May 26, 1994). The holders of all Preference Stock shall be entitled to the following special voting rights:

          (a) If at any time, dividends payable on the Corporation's Preference Stock are in default in an amount equivalent to six or more full quarterly dividends, whether or not consecutive, the holders of all outstanding shares of the Corporation's Preference Stock, voting separately as a class and without regard to series, and in the manner provided in Paragraph 1 of Section D of Article IV of the Articles, shall be entitled until, but only until, all dividends in default shall have been paid or deposited in trust with a bank or trust company having the qualifications set forth in Paragraph 3 of Section B of Article IV of the Articles for payment on or before the next succeeding dividend payment date, to elect two directors to the Board of Directors, and the holders of the Preferred Stock and the Common Stock, voting together, or voting as provided in Section A of
     Article IV of the Articles in the event that the holders of the Preferred Stock are then entitled to special voting rights pursuant to Subdivision
     (a) of Paragraph 6 of Section A of Article IV of the Articles, and in either case in the manner provided in Paragraph 1 of Section D of Article IV of the Articles, shall be entitled to elect the remaining directors. If and when all dividends then in default on the Preference Stock shall thereafter be paid (and such dividends shall be declared and paid out of surplus or net profits legally available therefore as soon as reasonably practicable) the Preference Stock shall thereupon be divested of any special rights to elect such two directors to the Board of Directors, but subject always to the same provisions for vesting of special rights in the Preference Stock in the case of any similar future default or defaults.

               (i) The foregoing right of the Preference Stock to elect two directors to the Board of Directors of the Corporation may be exercised at any annual meeting of stockholders held for such purpose. Upon the accrual of such special right of the holders of Preference Stock, a meeting (which may be a special meeting of the stockholders held pursuant to Subdivision (a) of Paragraph 6 of Section A of
          Article IV of the Articles) of the holders of the Preference Stock shall be held upon notice promptly given as provided in the By-laws for a special meeting, by the Chairman of the Board, President or Secretary of the Corporation. If, within fifteen (15) days after the accrual of such special right of the Preference Stockholders, the Chairman of the Board, President and Secretary of the Corporation shall fail to call such meeting, then, upon request signed by any holder of record of Preference Stock then outstanding delivered to the Corporation at its principal office, the President of the Corporation shall call a special meeting of the Preference Stockholders (which may be a special meeting of the stockholders called pursuant to Subdivision (a) of Paragraph 6 of Section A of Article IV of the Articles) to be held within sixty (60) days after the receipt of such request for the purpose of electing two directors to the Board of Directors by a vote of the Preference Stock as above provided, to serve until the next annual meeting or until their successors shall be elected and qualified. The term of office of two of the persons who are directors of the Corporation at the time (who shall not be directors who have been elected by the holders of Preferred Stock pursuant to Subdivision (a) of Paragraph 6 of Section A of Article IV of the Articles) shall be designated by a majority of the directors then in office as the directors whose terms shall terminate upon the election of the two directors to the Board of Directors by the Preference Stockholders, notwithstanding that the term for which such two directors have been elected shall not then have expired.

               (ii) At such time as the Preference Stock shall be divested of the right to elect two directors to the Board of Directors, the term of such directors so elected by the holders of the Preference Stock shall terminate and the vacancies in the Board of Directors effected thereby may be filled by a majority of the remaining directors.

               (iii) At any annual or special meeting of stockholders held for the purpose of electing directors at which the holders of the Preference Stock would be entitled to elect two directors to the Board of Directors, the presence in person or by proxy of the holders of a majority of the outstanding Preference Stock shall be required to constitute a quorum of Preference Stock for the election by such class of two directors to the Board of Directors; provided, however, that a majority of the holders of the Preference Stock who are present in person or by proxy shall have the power to adjourn such meeting for the purpose of the election of such two directors by such shares from time-to-time without notice other than an announcement at the meeting. No delay or failure by the holders of any class of shares to elect the members of the Board of Directors which such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of such other class or classes of shares, and a majority of the directors so elected shall, in such case, constitute a quorum for the transaction of business by the Board of Directors.

               (iv) If, during any interval between the annual meeting of stockholders for the election of directors and while the Preference Stock shall be entitled to elect two directors, a director in office who has been elected by the holders of the Preference Stock shall have resigned, died or been removed, then (x) such vacancy shall be filled by the remaining director then in office who was elected by the Preference Stockholders or who succeeded to the director so elected, and (y) if both directors so representing the Preference Stockholders shall have resigned, died or been removed, or if any vacancy which occurred more than six months prior to the date of the next ensuing annual meeting is not so filled within forty (40) days after the occurrence thereof, the President of the Corporation shall call a special meeting of the holders of the Preference Stock and such vacancy shall be filled at such special meeting.

               (v) Any director elected by the holders of Preference Stock may be removed from office only by vote of the holders of a majority of the outstanding shares of Preference Stock voted for his election or for his predecessor in cases where such director was elected by the Board of Directors.

          (b) As  stated  in  Subdivision  (b) of  Paragraph  5 of  Section B of
     Article IV of the Articles (as corrected by the Certificate of Correction to Restated Articles dated and filed January 24, 1992), so long as any shares of Preference Stock are outstanding, the Corporation shall not, without the consent (given by vote in person or by proxy at a meeting called for that purpose) of the holders of at least two-thirds (2/3) of the shares of Preference Stock then outstanding, voting separately as a class and without regard to series,

               (i) Amend, alter, change or repeal any of the express terms or provisions of then outstanding Preference Stock in a manner substantially prejudicial to the holders thereof; provided, however, that, if any such amendment, alteration, change or repeal adversely affects the holders of some but not all of the outstanding shares of Preference Stock, only the consent of the holders of two-thirds (2/3) of the total number of shares so affected shall be required; or

               (ii) Create any class of stock ranking prior to the Preference Stock as to dividends or upon liquidation, or securities convertible into shares ranking prior to the Preference Stock in respects aforesaid; provided that no such consent shall be required with respect to the taking of any such action relating to the Corporation's Preferred Stock, par value $100 per share, or Preferred Stock, without par value.

               6. Conversion Rights.

               (a) Right to Convert. Each share of the 7.5% Series may be converted at the option of the holder thereof at any time and from time to time, and without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of Common Stock, $5.00 par value per share, of the Corporation (the "Common Stock") as provided herein.

               (b) Conversion Procedures. Each holder of the 7.5% Series who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the 7.5% Series as may be designated by the Board of Directors (the "Transfer Agent"), and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of the 7.5% Series being converted; provided, however, such number of shares shall not be fewer than 25,000. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of the 7.5% Series to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

               (c) Conversion Price. Each share of the 7.5% Series shall be convertible in accordance with this Section 6 into the number of shares of Common Stock that results from dividing the Liquidation Preference for the 7.5% Series by the conversion price that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the 7.5% Series shall be $32.40 per share. The Conversion Price shall be subject to adjustment from time to time as provided below.

               (d) Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

                    (i) If the Corporation  shall hereafter pay a dividend in or make a distribution of Common Stock to all holders of any outstanding class or series of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the denominator shall be the sum of such number of outstanding shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 6(d)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                    (ii) If the  Corporation  shall  offer  to issue  rights  or warrants to all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the Current Market Price on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock subject to such rights or warrants would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock subject to such rights or warrants for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to purchase or receive such rights or warrants. For the purposes of this Section 6(d)(ii), the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or warrants to purchase the shares of Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into shares of Common Stock. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

                    (iii) If the  outstanding  shares of Common  Stock  shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                    (iv) If the  Corporation  shall,  by dividend or  otherwise, distribute to all holders of its shares of Common Stock shares of any class of capital stock of the Corporation (other than any dividends or distributions to which Section 6(d)(i) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 6(d)(ii) and excluding dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 7(a) applies) (the foregoing hereinafter in this Section 6(d)(iv) called the
               "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of the 7.5% Series shall have the right to receive upon conversion of a share of the 7.5% Series (or any portion thereof) the amount of Distributed Securities such holder would have received had such holder converted such share of the 7.5% Series (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 6(d)(iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price to the extent possible.

               Notwithstanding the foregoing, this Section 6(d)(iv) shall not apply in the event that the Record Date for the distribution to holders of the Common Stock of shares of Weststar Industries, Inc. is the same as the Record Date for the receipt of Lobos Parent Common Stock by holders of the Common Stock pursuant to the Lobos Merger.

               Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Dilution Trigger Event"): (i) are deemed to be transferred with such Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 6(d)(iv) (and no adjustment to the Conversion Price under this
               Section 6(d)(iv) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 6(d)(iv) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date hereof, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 6(d)(iv) was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

               Notwithstanding any other provision of this Section 6(d)(iv) to the contrary, capital stock, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this
               Section 6(d)(iv) if the Corporation makes proper provision so that each holder of shares of the 7.5% Series who converts a share of the 7.5% Series (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the Common Stock issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such share of the 7.5% Series into Common Stock.

               For  purposes of this Section  6(d)(iv) and Sections  6(d)(i) and
               (ii), any dividend or distribution to which this Section 6(d)(iv) is applicable that also includes Common Stock, or rights or warrants to subscribe for or purchase Common Stock to which
               Section 6(d)(ii) applies (or both), shall be deemed instead to be
               (1) a dividend or distribution of the evidences of indebtedness, cash, assets, shares of capital stock, rights or warrants other than (A) such shares of Common Stock or (B) rights or warrants to which Section 6(d)(2) applies (and any Conversion Price reduction required by this Section 6(d)(iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Common Stock or such rights or warrants (and any further Conversion Price reduction required by
               Section 6(d)(i) and (ii) with respect to such dividend or distribution shall then be made), except that (x) the Record Date of such dividend or distribution shall be substituted as "the Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 6(d)(i) and as "the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants", "the date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 6(d)(ii), and
               (y) any share of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 6(d)(i).

                    (v) If the  Corporation  shall,  by dividend  or  otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which
               Section 7(a) applies or as part of a distribution referred to in paragraph 6(d)(iv)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 6(d)(v) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 6(d)(vi) has been made, exceeds 15% of the product of the Current Market Price on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 15% amount divided by (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Convertible Preferred Stock shall have the right to receive upon conversion of a share of Convertible Preferred Stock (or any portion thereof) the amount of cash such holder would have received had such holder converted such share of Convertible Preferred Stock (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                    (vi) If a tender or  exchange  offer made by the  Company or any of its Subsidiaries for all or any portion of the Common Stock expires and such tender or exchange offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 6(d)(vi) has been made and (ii) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 6(d)(v) has been made, exceeds 15% of the product of the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and
               (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 6(d)(vi) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this
               Section 6(d)(vi).

                    (vii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 6(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
               Section 6(d) shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                    (viii) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of the 7.5% Series at such holder's last address appearing on the register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                    (ix) In any case in which this Section 6(d) provides that an adjustment shall become effective immediately after a Record Date for an event, the Corporation may defer until the occurrence of such event issuing to the holder of any share of the 7.5% Series converted after such Record Date and before the occurrence of such event the additional Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

                    (x) For purposes of this Section 6(d),  the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Stock. The Corporation shall not pay any dividend or make any distribution on Common Stock held in the treasury of the Corporation.

          7. Corporate Events.

          (a) Merger. In case of (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) or (ii) any consolidation or merger of the Corporation with one or more other corporations (other than the Lobos Merger or any consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock issuable upon conversion of the 7.5% Series), (iii) any sale or conveyance to another corporation or other entity of all or substantially all of the property of the Corporation, or (iv) any other transaction which would constitute a Change of Control of the Corporation, then the Corporation, or such successor corporation or other entity, as the case may be, shall make appropriate provision so that the holder of each share of the 7.5% Series then outstanding shall have the right thereafter, to convert such share of the 7.5% Series into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, reclassification, change or conveyance by a holder of the number of shares of Common Stock into which such share of the 7.5% Series might have been converted immediately prior to such consolidation, merger, sale, reclassification, change or conveyance, subject to such adjustment which shall be as nearly equivalent as may be practicable to the adjustments provided in Section 6(d). The above provisions of this Section 7(a) shall similarly apply to successive consolidations, mergers, conveyances or transfers.

          (b) Offer to Repurchase. In addition to the foregoing, upon the occurrence of a Change of Control (other than the Lobos Merger), the Corporation shall make an offer (a "Change of Control Offer") to each holder of shares of the 7.5% Series to repurchase all or any part of each such holder's shares of the 7.5% Series at an offer price in cash equal to 100% of the Liquidation Preference as of the Change of Control Payment Date (the "Change of Control Payment"); provided, however, such Change of Control Offer shall be limited to that number of shares of the 7.5% Series equal to the total number of outstanding shares of the 7.5% Series multiplied by a quotient equal to the total cash consideration paid to stockholders pursuant to such Change of Control transaction divided by the total consideration paid to stockholders pursuant to such Change of Control transaction. The Corporation shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of shares of the 7.5% Series as a result of a Change of Control, and the Corporation shall not be in violation of this Certificate of Designation by reason of any act required by such rule or other applicable law.

     Within 25 days following any Change of Control, the Corporation shall mail a notice to each holder of shares of the 7.5% Series stating:

               (i) that the Change of Control Offer is being made pursuant to this Section 7.5 and that up to the stated number of shares of the 7.5% Series tendered will be accepted for payment;

               (ii) the purchase price and the purchase date, which shall be at least 30 but no more than 60 days from the date on which the Corporation mails notice of the Change of Control (the "Change of Control Payment Date");

               (iii) that any shares of the 7.5% Series not tendered will continue to accrue dividends as provided in this Certificate of Designation;

               (iv) that, unless the Corporation defaults in the payment of the Change of Control Payment, all shares of the 7.5% Series accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

               (v) that holders of shares of the 7.5% Series electing to have any shares of the 7.5% Series purchased pursuant to a Change of Control Offer shall be required to surrender the shares of the 7.5% Series to the Corporation or its designated agent (the "Paying Agent") for such purpose, at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; and

               (vi) that holders of shares of the 7.5% Series will be entitled to withdraw their election if the Corporation or the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder of shares of the 7.5% Series, the number of shares of the 7.5% Series delivered for purchase, and a statement that such holder is withdrawing his election to have such shares purchased.

          On the Change of Control Payment Date, the Corporation shall, to the extent lawful, (i) accept for payment all shares of the 7.5% Series tendered pursuant to the Change of Control Offer; provided, however, that if the number of such tendered shares exceeds the limits set forth above, the Corporation shall accept such shares pro rata and
          (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all shares of the 7.5% Series so accepted for payment. The Corporation shall promptly mail to each holder of shares of the 7.5% Series so tendered the Change of Control Payment for such shares. The Corporation shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

               (c) Notice of Record Date. In case at any time or from time to time (i) the Corporation shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or (ii) there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the 7.5% Series at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (A) a record shall be taken for such stock dividend, distribution or subscription rights or (B) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be; provided that, in the case of any transaction to which clause (a) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

               8. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the 7.5% Series, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the 7.5% Series; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the 7.5% Series, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               9. Definitions. Certain capitalized terms are used in this Certificate as defined below:

               "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control," when used with respect to any particular Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise.

               "Beneficial Owner" (and with correlative meanings, "Beneficially Own" and "Beneficial Ownership") of any interest means a Person who, together with his, her or its Affiliates, is or may be deemed a beneficial owner of such interest for purposes of Rule 13d-3 or 13d-5 under the Exchange Act, or who, together with his, her, or its Affiliates, has the right to become such a beneficial owner of such interest (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise, conversion or exchange of any warrant, right or other instrument, or otherwise.

               "Board of Directors" shall mean the board of directors of the Corporation.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

               "Change of Control" means the occurrence of any of the following:
          (i) any Person becoming the Beneficial Owner, directly or indirectly, of Voting Securities, pursuant to the consummation of a merger, consolidation, sale of all or substantially all of the Corporation's assets, share exchange or similar form of transaction that requires the approval of the Corporation's stockholders, whether for such transaction or the issuance of securities in such transaction, so as to cause such Person's Voting Ownership Percentage to exceed 50% of the Total Voting Power; provided, however, that the event described in this clause (i) shall not be deemed to be a Change of Control if it occurs as a result of the following acquisitions: (A) by any employee benefit plan sponsored or maintained by the Corporation or any Affiliate, or (B) by any underwriter temporarily holding securities pursuant to an offering of such securities; (ii) the consummation of a merger, consolidation, sale of all or substantially all of the Corporation's assets, share exchange or similar form of corporate transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation's shareholders whether for such transaction or the issuance of securities in such transaction, unless immediately following such transaction more than 50 percent of the total voting power of (x) the corporation resulting from such transaction, or (y) if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100 percent of the voting securities eligible to elect directors of such resulting corporation, is represented by Voting Securities that were outstanding immediately prior to such transaction in substantially the same proportion as the voting power of such Voting Securities among the holders thereof immediately prior to such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Corporation.

               "closing price" with respect to any securities on any day means the last sale price on such day or, if no such sale takes place on such day, the average of the reported high bid and low ask prices on such day, in each case on the Nasdaq National Market or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high bid and low ask prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

               "Current Market Price" means the average of the daily closing prices per share of Common Stock for the 20 consecutive Trading Days immediately prior to the date in question; provided, however, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 6(d)(i),
          (ii), (iii) or (iv) occurs during such 20 consecutive trading days, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 6(d)(i), (ii), (iii) or (iv) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the date in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 6(d)(iv), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidence of indebtedness, shares of Capital Stock or assets being distributed applicable to one Common Stock as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date (I) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution,(II) when used with respect to any subdivision or combination of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (III) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this
          Section 6(d), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 6(d) and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

               "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

               "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor federal statute.

               "Liquidation Preference" with respect to a share of the 7.5% Series shall mean, as at any date, $100.00 per share (as adjusted for any stock dividends, combinations or splits with respect to such share), plus an amount equal to all accrued but unpaid dividends (whether or not declared) on such share as at such date.

               "Lobos Parent Common Stock" means the common stock, $0.001 par value, of Parent.

               "Lobos Merger" means the merger of Merger Sub-1 into the Corporation pursuant to the terms of the Lobos Merger Agreement.

               "Lobos Merger Agreement" means the Agreement and Plan of Restructuring and Merger dated as of November 8, 2000, among the Corporation, Public Service Company of New Mexico, Parent, Merger Sub-1 and HVNM, Inc., as amended and in effect from time to time.

               "Lobos Merger Effective Time" means the "Effective Time" as defined in the Lobos Merger Agreement.

               "Merger Sub-1 means HVK, Inc., a Kansas corporation

               "Person" means any individual, "group" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), corporation, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

               "Parent" means HVOLT Enterprise Inc., a Delaware corporation.

               "Total Voting Power" shall mean, calculated at a particular point in time, the aggregate votes represented by then outstanding Voting Securities.

               "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

               "Voting Ownership Percentage" shall mean, calculated at a particular point in time, the Voting Power represented by the Voting Securities Beneficially Owned by the Person whose Voting Ownership Percentage is being determined.

               "Voting Power" shall mean, calculated at a particular point in time, the ratio, expressed as a percentage, of (a) the votes represented by the Voting Securities with respect to which the Voting Power is being determined to (b) Total Voting Power.

               "Voting Securities" shall mean the Common Stock and shares of any class of capital stock of the Corporation then entitled to vote generally in the election of any member of the Board of Directors, as elected in accordance with the provisions of the By-laws and Articles of the Corporation and shall not include the shares of the 7.5% Series prior to its conversion into Common Stock.

     10. Conflicts. In the event of a conflict between any provision of this Designation and the Articles, the Articles shall take precedence and shall control the resolution of such conflict.

     IN WITNESS WHEREOF, Western Resources, Inc. has made this Certificate of Designations under its seal and the hand of the President and Chief Executive Officer, an officer authorized to exercise the duties ordinarily exercised by a Vice President, and an Assistant Secretary this ____ day of November, 2000.


                                 WESTERN RESOURCES, INC.



                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________
ATTEST:



____________________________________________
Name:_______________________________________
Title:______________________________________

STATE OF KANSAS       )
                      )   ss:
COUNTY OF SHAWNEE     )


     BE IT REMEMBERED, that on this ___ day of November, 2000, before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally came _____________, _________ president of Western Resources, Inc., a corporation duly organized, incorporated and existing under the laws of the State of Kansas, who is personally known to me to such officer, and who is personally known to me to be the same person who executed as such officer the above instrument in writing, and he duly acknowledged execution of the same as _______________ of said corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                             -------------------------------
                                                     Notary Public

My commission expires:



-------------------------------